Exhibit 99.1

Mercato Partners Acquisition Corporation Signs Letter of Intent for a Business Combination

SALT LAKE CITY, UTAH—January 10, 2023—Mercato Partners Acquisition Corporation (NASDAQ: MPRA) (“Mercato Partners”) today announced that it has entered a non-binding letter of intent (“LOI”) for a business combination with Nuvini S.A. (“Nuvini”). Nuvini acquires and manages a portfolio of high growth software-as-a-service companies.

Headquartered in Sao Paulo, Brazil, Nuvini is the leading private serial software business acquirer in Latin America. With six companies in its portfolio, Nuvini intends to use funding and capital market access to continue expanding its acquisition strategy. Under the terms of the LOI, Mercato Partners and Nuvini would become a combined entity, with Nuvini’s existing equity holders rolling over 100% of their equity into the combined public company.

Mercato Partners expects to announce additional details regarding the proposed business combination when a definitive agreement is executed, which is expected later in the first quarter of 2023.

No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all. Any transaction is subject to board and equity holder approval of both companies, regulatory approvals and other customary conditions. Upon closing the transaction, the combined public company is expected to enjoy increased access to profitable acquisition targets by means of its enhanced market positioning and capital. “This is a unique opportunity for us to invest in a high-quality portfolio of growing and profitable software companies in an economy that is top 10 globally and the third largest in the Americas,” said Greg Warnock CEO of Mercato Partners.

ABOUT MERCATO PARTNERS ACQUISITION CORPORATION

Mercato Partners Acquisition Corporation is a blank check company formed for the purpose of entering into a business combination with one or more businesses.

IMPORTANT INFORMATION AND WHERE TO FIND IT

Mercato Partners has filed a preliminary proxy statement (the “Extension Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) for a special meeting of stockholders to extend the date by which Mercato Partners must consummate a business combination from February 8, 2023 to July 8, 2023 (the “Extension Amendment Proposal”). A definitive Extension Proxy Statement will be mailed to stockholders of Mercato Partners as of a record date to be established for voting on the Extension Amendment Proposal. Stockholders will also be able to obtain a copy of the Extension Proxy Statement, without charge, by directing a request to: Mercato Partners Acquisition Corporation, 2750 E. Cottonwood Parkway, Suite #500, Cottonwood Heights, Utah 84121. The preliminary Extension Proxy Statement and, once available, the definitive Extension Proxy Statement can also be obtained, without charge, at the SEC’s website, www.sec.gov.

If a legally binding definitive agreement with respect to the proposed business combination is executed, Mercato Partners intends to file a preliminary proxy statement (a “Deal Proxy Statement”) with the SEC. A definitive Deal Proxy Statement will be mailed to stockholders of Mercato Partners as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain a copy of the Deal Proxy Statement, without charge, by directing a request to: Mercato Partners Acquisition Corporation, 2750 E. Cottonwood Parkway, Suite #500, Cottonwood Heights, Utah 84121. The preliminary and definitive Deal Proxy Statements, once available, can also be obtained, without charge, at the SEC’s website, www.sec.gov.

Mercato Partners urges investors, stockholders and other interested persons to read the Extension Proxy Statement and, when available, the preliminary Deal Proxy Statement as well as other documents filed with the SEC because these documents do and will contain important information about Mercato Partners, the Extension Amendment Proposal, Nuvini and the proposed transaction.

PARTICIPANTS IN THE SOLICITATION

Mercato Partners and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension Amendment Proposal and the potential transaction described herein under the rules of the SEC. Information about the directors and executive officers of Mercato Partners is set forth in Mercato Partners’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on April 15, 2022. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the potential transaction will be set forth in the Deal Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

NO OFFER OR SOLICITATION

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

FORWARD-LOOKING STATEMENTS

This press release contains statements that constitute “forward-looking statements” within the meaning of the federal securities laws with respect to a proposed business combination with Nuvini, including statements regarding the anticipated timing and terms of the transaction, the benefits of the proposed business combination, business strategies and potential growth opportunities. These forward-looking statements generally are identified by the words “expect,” “intend,” “strategy,” “opportunity,” “will,” “would,” “will be,” “ continue,” and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Mercato Partners’ securities; (ii) the risk that the proposed business combination may not be completed by Mercato Partners’ business combination deadline and the potential failure to obtain an extension of the business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination; (iv) the effect of the announcement or pendency of the proposed business combination on Nuvini’s business relationships, performance and business generally; (v) risks that the proposed business combination disrupts current plans of Nuvini; (vi) the outcome of any legal proceedings that may be instituted against Mercato Partners, or related to the business combination agreement or the proposed business combination; (vii) the ability to maintain the listing of Mercato Partners’ securities on the NASDAQ; (viii) the price of Mercato Partners’ securities; (ix) the ability to implement business plans, forecasts and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; and (x) the impact of COVID 19 and global economic and political conditions, including the Russia-Ukraine conflict. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in Mercato Partners’ information statement/prospectus contained in the Form S-1 registration statement, including those under “Risk Factors” therein, the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Mercato Partners and the combined public company registrant from time to time with the SEC and available on the SEC’s website, www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Mercato Partners assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Mercato Partners does not give any assurance that Mercato Partners or the combined public company will achieve its expectations.

Investor Contact: Scott Klossner

Email: MPRA@mercatopartners.com